Exhibit 99.2

                  VALCOR, INC. AND SUBSIDIARIES

        INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




                                                                        Page
                                                                      ---------
Pro Forma Condensed Consolidated Balance Sheet - December 31, 1996     F-2/F-3

Notes to Pro Forma Condensed Consolidated Balance Sheet                F-4/F-5

Pro Forma Condensed Consolidated Statement of Income -
 Year ended December 31, 1996                                            F-6

Notes to Pro Forma Condensed Consolidated Statement of Income            F-7





These pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Valcor, Inc. The pro forma condensed consolidated financial statements are not necessarily indicative of Valcor's consolidated financial position or results of continuing operations as they may be in the future.










                             VALCOR, INC. AND SUBSIDIARIES

                     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                   December 31, 1996
                                      (Unaudited)

                                     (In millions)


                                                          Pro forma adjustments
                                               Valcor    -------------------------
                   ASSETS                    Historical      (I)          (II)       Pro forma
                                             ----------- -----------   -----------   ----------
Current assets:
  Cash and cash equivalents                      $136.1       ($1.1)        $73.6       $208.6
  Accounts and notes receivable                    15.7           -             -         15.7
  Inventories                                      18.2           -          (1.5)        16.7
  Prepaid expenses                                  2.7           -          (1.0)         1.7
  Deferred income taxes                             5.1           -          (1.2)         3.9
                                             ----------- -----------   -----------   ----------
                                                  177.8        (1.1)         69.9        246.6
                                             ----------- -----------   -----------   ----------
Other assets:
  Goodwill                                          5.0           -          (5.0)           -
  Other intangible assets                          11.3           -         (10.9)         0.4
  Other assets                                      7.0           -          (0.1)         6.9
                                             ----------- -----------   -----------   ----------
                                                   23.3           -         (16.0)         7.3
                                             ----------- -----------   -----------   ----------
Property and equipment, net                        87.9           -         (52.8)        35.1
                                             ----------- -----------   -----------   ----------

                                                 $289.0       ($1.1)         $1.1       $289.0
                                             =========== ===========   ===========   ==========






                              VALCOR, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)

                                   December 31, 1996
                                      (Unaudited)

                                     (In millions)


                                                          Pro forma adjustments
                                               Valcor    -------------------------
    LIABILITIES AND STOCKHOLDER'S EQUITY     Historical      (I)          (II)       Pro forma
                                             ----------- -----------   -----------   ----------
Current liabilities:
  Current long-term debt                           $1.2       $   -         ($0.9)        $0.3
  Accounts payable & accrued liabilities           70.8           -         (13.6)        57.2
  Income taxes                                      1.1           -             -          1.1
                                             ----------- -----------   -----------   ----------
                                                   73.1           -         (14.5)        58.6
                                             ----------- -----------   -----------   ----------
Noncurrent liabilities:
  Long-term debt                                  108.5        (1.1)         (3.6)       103.8
  Deferred income taxes                             8.7           -             -          8.7
  Other                                             4.3           -          (1.3)         3.0
                                             ----------- -----------   -----------   ----------
                                                  121.5        (1.1)         (4.9)       115.5
                                             ----------- -----------   -----------   ----------
Stockholder's equity:
  Common stock and paid-in capital                  0.5           -          20.5         21.0
  Retained earnings                                96.5           -             -         96.5
  Adjustments:
    Pension liabilities                            (2.5)          -             -         (2.5)
    Foreign currency translation                   (0.1)          -             -         (0.1)
                                             ----------- -----------   -----------   ----------
                                                   94.4           -          20.5        114.9
                                             ----------- -----------   -----------   ----------

                                                 $289.0       ($1.1)         $1.1       $289.0
                                             =========== ===========   ===========   ==========






  See accompanying notes to pro forma condensed consolidated balance sheet.


                  VALCOR, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                         (Unaudited)


Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Balance Sheet assumes the following transactions, more fully described in Item 2 of this Current Report on Form 8-K dated April 30, 1997, occurred on December 31, 1996:

I - Sybra increases its intercompany loan from Valcor by $3.8 million (bringing its total intercompany loan from Valcor to $23.8 million) and repays all of its outstanding bank indebtedness ($1.1 million).

II - Sybra sells certain restaurant real estate to U.S. Resaturant Properties Master L.P., Valcor sells 100% of the common stock of Sybra to I.C.H. Corporation and I.C.H. repays $23.8 million of intercompany indebtedness owed to Valcor by Sybra.



Note 2 - Pro forma adjustments:

I - Reflect Sybra's borrowing $3.8 million from Valcor and repaying $1.1 million of bank indebtedness.




                  VALCOR, INC. AND SUBSIDIARIES

    NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)

                         (Unaudited)


II -    Reflect Sybra's sale of certain restaurant real estate to U.S.
        Restaurant Properties Master L.P., Valcor's sale of 100% of the common stock of Sybra to I.C.H. Corporation and I.C.H.'s repayment of
        $23.8 million of intercompany indebtedness owed to Valcor by Sybra,
        as follows:                                                               Amount
                                                                               ------------
                                                                               (In millions)

        Aggregate cash consideration (including repayment of intercompany
          indebtedness owed to Valcor), net of estimated fees and expenses           $81.0
                                                                               ------------
        Carrying value of assets sold and liabilities assumed:
          Cash and equivalents                                                         4.0
          Inventories                                                                  1.5
          Prepaid expenses                                                             1.0
          Current deferred income taxes                                                1.2
          Goodwill                                                                     5.0
          Other intangible assets                                                     10.9
          Other assets                                                                 0.1
          Net property, plant and equipment                                           52.8
          Accounts payable & accrued liabilities                                     (13.6)
          Long-term debt and capital lease
           obligations, including current portion                                     (4.5)
          Noncurrent deferred income taxes                                            (0.3)
          Other noncurrent liabilities                                                (1.3)
                                                                               ------------
                                                                                      56.8
                                                                               ------------
            Pre-tax gain                                                              24.2
                                                                               ------------
        Income tax expense:
          Current income taxes                                                         3.4
          Deferred income taxes                                                        0.3
                                                                               ------------
                                                                                       3.7
                                                                               ------------
            Net-of-tax gain                                                          $20.5
                                                                               ============


        The overall effective income tax rate applicable to the pre-tax gain varies from the 35% statutory federal income tax rate due principally to the excess of tax basis over book basis of the common stock of Sybra sold for which no deferred income tax benefit was previously recognized.




                             VALCOR, INC. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                Year ended December 31, 1996
                                        (Unaudited)

                                       (In millions)


                                                          Pro forma
                                               Valcor    adjustments
                                             Historical      (I)        Pro forma
                                             ----------- -----------   -----------
Revenues and other income:
  Net sales                                      $204.7     ($116.0)(a)     $88.7
  Other, net                                        2.2        (0.1)(a)
                                                                0.6 (b)       2.7
                                             ----------- -----------   -----------
                                                  206.9      (115.5)         91.4
                                             ----------- -----------   -----------
Costs and expenses:
  Cost of goods sold                              159.3      (101.0)(a)      58.3
  Selling, general and administrative              15.4        (6.2)(a)       9.2
  Interest                                         11.7        (2.3)(a)
                                                                0.6 (b)      10.0
                                             ----------- -----------   -----------
                                                  186.4      (108.9)         77.5
                                             ----------- -----------   -----------

    Income before income taxes                     20.5        (6.6)         13.9

Provision for income taxes                          8.5        (2.4)(a)       6.1
                                             ----------- -----------   -----------
    Income from continuing operations             $12.0       ($4.2)         $7.8
                                             =========== ===========   ===========






See accompanying notes to pro forma condensed consolidated statement of income.


                  VALCOR, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                         (Unaudited)


Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Statement of Income assumes the disposition of the Company's fast food operations, more fully described in
Item 2 of this Current Report on Form 8-K dated April 30, 1997, occurred as of the beginning of 1996.


Note 2 - Pro forma adjustments:

(a) Eliminate Sybra's historical results of operations included in Valcor's consolidated statement of income. In future filings, Valcor will report Sybra's results of operations through the date of disposal as discontinued operations.

(b) Reclassification.